THE OBERWEIS FUNDS
(The “Trust”)

Oberweis Emerging Markets Fund
OBEMX
OIEMX

SUPPLEMENT DATED OCTOBER 17, 2024
TO PROSPECTUS, SUMMARY PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2024

IMPORTANT NOTICE

The Board of Trustees of the Trust has determined to terminate and liquidate the Oberweis Emerging Markets Fund (the “Fund”). Shareholders who do not sell their shares of the Fund before the effective date under the Plan of Termination and Liquidation, currently expected to be November 18, 2024, will receive a liquidating distribution in cash equal to the amount of the net asset value of their shares. Thereafter, the Fund will be liquidated and dissolved, and all references to the Fund herein shall be removed.

Effective as of the close of business on October 17, 2024, the Fund is closed and will not accept any purchase orders. In connection with the termination of the Fund and as the Fund’s investment adviser deems appropriate, the Fund will begin the process of liquidating its portfolio securities and shareholders should be aware that the Fund will not be pursuing its stated investment objective or engaging in any business activities except for the purpose of winding up its affairs.

Prior to November 18, 2024, shareholders of the Fund may continue to exchange shares of the Fund for shares of the same class of any other Oberweis Fund. Any shares redeemed or exchanged prior to November 18, 2024 will not be subject to a redemption or exchange fee.

For taxable shareholders, the liquidating distribution will generally be treated as a redemption of shares and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to investments in the Fund.

Effective November 1, 2024, James W. Oberweis is the Portfolio Manager of the Fund. Accordingly, all references to the prior portfolio manager are deleted in their entirety and replaced with Mr. Oberweis. In addition, page 22 of the Statement of Additional Information is updated to provide that Mr. Oberweis beneficially owned over $1,000,000 of the Fund as of September 30, 2024. This includes shares held by Oberweis Asset Management, Inc. and Oberweis Securities, Inc., of which Mr. Oberweis is a controlling shareholder.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.